As filed with the Securities and Exchange Commission on August 9, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09447
Jacob Funds Inc.
C/O The Jacob Wisdom Fund
(Exact name of registrant as specified in charter)
C/O Jacob Asset Management of New York LLC
653 Manhattan Beach Blvd. # J
Manhattan Beach, CA 90266
(Address of principal executive offices) (Zip code)
Ryan Jacob
C/O Jacob Asset Management of New York LLC
653 Manhattan Beach Blvd. # J
Manhattan Beach, CA 90266
(Name and address of agent for service)
(424)-237-2164
Registrant’s telephone number, including area code
Date of fiscal year end: May 31
Date of reporting period: May 31, 2010

Item 1.  Report to Stockholders.

Jacob Wisdom Fund

Annual Report
May 31, 2010

The Jacob Wisdom Fund is a mutual fund with the primary investment objective to maximize total investment return consisting of a combination of income and capital appreciation.

Investment Adviser
Jacob Asset Management of New York LLC

TABLE OF CONTENTS

Letter From the Manager	1
Industry Breakdown	3
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to the Financial Statements	12
Report of Independent Registered Public Accounting Firm	20
Additional Information on Fund Expenses	21
Additional Information	23

Dear Fellow Investors,

Since we began managing the Wisdom Fund last December, we have continued the Fund’s style of investing, which is to own companies that in our view display sustainable competitive advantages that should allow them to generate above average returns on capital over long periods of time. By acquiring the shares of these companies at reasonable prices, we feel that any potential financial rewards to our shareholders should reflect their strong economic performance.

Over short periods of time, the performance of the Fund will often diverge from the benchmark, both up and down. It is only over longer periods of three years or more that our value approach to investing is designed to help generate superior returns for our shareholders.

In the period ending May 31, we have seen increased signs that the economic recovery is indeed in place, albeit more muted than might be hoped. Consumer spending has not been as strong as we would like, constrained as it is by high unemployment and low housing prices. Meanwhile, the banking sector is still struggling, meaning that lending will likely continue to be dampened over the next six to 12 months.

That said, even in this anemic environment, there are strong companies to be found. Among non-financial companies, many have healthy balance sheets, high cash levels and strong earnings. Furthermore, we believe that growth rates in the second half of this year may be a little stronger than many analysts expect, though next year’s growth may be a little weaker. The reason for this is the widely held expectation that taxes will go up significantly next year. In anticipation, we believe that many corporations, small businesses and individuals will take every opportunity to realize as much income as possible in 2010 rather than 2011. This should give 2010 growth rates a bit of an artificial boost.

Our outlook on the stock market is optimistic, for the simple reason that stock valuations are currently low enough that much bad news already appears to be built in. With the S&P 500 hovering a little over 1000, the index is selling at just 12.5 times expected 2010 earnings, and at less than 11 times 2011 earnings. That’s well below historically normal price-to-earnings ratios of around 15. At these levels, the market appears to have essentially already priced in the worst-case scenario of a double-dip recession: if we get any growth, however modest, stocks should be propelled higher.

Since December of last year, we have made some significant changes to the portfolio. We have trimmed the number of stocks to 40 from 55. Of that original number, 19 had values that were less than one percent of the Fund’s portfolio and many of these were so small as to be inconsequential to future results. We feel that 30 to 40 individual holdings are sufficient to give the necessary diversification to the Fund’s portfolio. At the same time, such a number allows us to concentrate a bit more on our most favored stocks, which we believe should result in attractive performance over time.

With many banks still struggling to strengthen their balance sheets, and with the recent passage of the financial reform bill, we thought it prudent to eliminate all the domestic bank stocks from the Fund’s portfolio. Consequently, we sold off holdings in M&T Bank, SunTrust, U.S. Bancorp and Wells Fargo. In addition, we sold off all four of the Exchange Traded Mutual Funds (ETFs) that had been in the Fund’s portfolio, including two bond funds, a contra-stock fund and a gold fund, none of which we felt were in line with our primary investing strategy. Lastly, our top three holdings—American Express, Proctor & Gamble, and Coca-Cola—now make up a more conservative 17% of the Fund’s portfolio, down from an over-weighted 29%.

Since December we’ve added 13 stocks to the Fund’s portfolio. In particular, we are upbeat on the Federal Agency mortgage-backed real estate investment trusts (REITs), and we have been building substantial positions in three companies—Annaly Capital Management, Anworth Mortgage Asset Corp and MFA Financial. Together, these three now account for 13% of the Fund’s portfolio. At the time of purchase, each was selling at or below estimated book value, and we think they have the potential to earn around 12.5% to 15% on their book value in the coming year.

In closing, we feel confident that the stocks we now own have significant competitive advantages that give them intrinsic or franchise value greater than what they currently sell for in the marketplace. This should help them to perform well regardless of what happens with the general economic environment. Thank you for entrusting us with your investments. We look forward to a bright future together.

Francis Alexander
Portfolio Manager

Past performance is not a guarantee of future results.

Must be accompanied or preceded by a prospectus.

The opinions expressed above are those of the portfolio manager and are subject to change. Forecasts cannot be guaranteed.

Mutual fund investing involves risk; loss of principal is possible. Investments in small-and mid-cap securities involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Fund holdings are subject to change and should not be construed as a recommendation to buy or sell any security. Please refer to the schedule of investments for complete fund holdings information.

Current and future portfolio holdings are subject to risk.

Diversification does not assure a profit nor protect against risk in a declining market.

Some of the comments are based on current management expectation and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify a forward-looking statement by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan”, and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Book Value is a company’s common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. This is how much the company would have left over in assets if it went out of business immediately.

Intrinsic Value is the actual value of a security, as opposed to its market price or book value.

Quasar Distributors, LLC. Distributor

Jacob Wisdom Fund
INDUSTRY BREAKDOWN AS OF MAY 31, 2010
(as a percentage of total investments)

The Fund’s Semi-Annual and Annual Reports include a complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Cumulative Since
Inception*
Jacob Wisdom Fund	(1.27)%
S&P 500®	(0.80)%

The Standard & Poor’s 500® Index (S&P 500®) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The returns of the indices are not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on December 1, 2009 (day Jacob Asset Management of New York LLC (the “Adviser”) took over management of the Wisdom Fund) and reflects the fees charged on an account. The previous adviser’s performance is found in the Financial Highlights. Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*	On December 1, 2009, the Adviser took over management of the Wisdom Fund prior to the Wisdom Fund’s merger into the Jacob Wisdom Fund on February 18, 2010. Due to the change in adviser and investment technique, performance is being quoted for the period after the change in management.

JACOB WISDOM FUND
SCHEDULE OF INVESTMENTS
May 31, 2010

Shares				Value

	COMMON STOCKS		98.9%

	Air Freight & Logistics	3.2%
6,000	United Parcel Service, Inc. (UPS)—Class B			$376,560

	Beverages	9.6%
12,300	The Coca-Cola Company			632,220
3,000	Diageo plc—ADR^			183,840
5,000	PepsiCo, Inc.			314,450

				1,130,510

	Building Products	0.6%
4,000	USG Corporation*			70,080

	Commercial Banks	2.2%
20,000	Banco Latinoamericano de Comercio Exterior SA^			258,400

	Commercial Services & Supplies	6.4%
6,000	Iron Mountain Incorporated			147,120
3,970	The Sherwin-Williams Company			304,221
10,000	Verisk Analytics, Inc.—Class A*			302,500

				753,841

	Consumer Finance	11.2%
17,200	American Express Company			685,764
9,000	Lender Processing Services, Inc.			305,460
4,500	Visa Inc.—Class A			326,070

				1,317,294

	Electric Utilities	1.7%
3,900	FPL Group, Inc.			194,727

	Food & Staples Retailing	1.7%
3,500	Costco Wholesale Corporation			203,875

	Food Products	3.8%
9,000	Mead Johnson Nutrition Company			443,880

	Health Care Equipment & Supplies	8.0%
3,000	Becton Dickinson & Company			213,900
4,600	C. R. Bard, Inc.			372,462
6,000	Johnson & Johnson			349,800

				936,162

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND
SCHEDULE OF INVESTMENTS
May 31, 2010

Shares				Value

	COMMON STOCKS—(continued)		98.9%

	Health Care Providers & Services	0.5%
4	Five Star Quality Care, Inc.*			$14
2,000	UnitedHealth Group Incorporated			58,140

				58,154

	Hotels, Restaurants & Leisure	2.0%
3,500	McDonald’s Corporation			234,045

	Household Products	5.6%
10,800	The Procter & Gamble Company			659,772

	Independent Power Producers & Energy Traders	1.0%
5,000	NRG Energy, Inc.*			116,750

	Insurance	6.8%
2	Berkshire Hathaway Inc.—Class A*			211,820
6,000	The Chubb Corporation			301,440
3,000	Torchmark Corporation			154,590
386	Wesco Financial Corporation			136,586

				804,436

	Machinery	0.5%
2,063	WABCO Holdings Inc.*			62,715

	Metals & Mining	0.8%
1,000	POSCO—ADR^			96,370

	Oil, Gas & Consumable Fuels	6.5%
8,500	Southwestern Energy Company*			319,685
10,400	XTO Energy, Inc.			444,496

				764,181

	Pharmaceuticals	3.1%
3,000	GlaxoSmithKline plc—ADR^			100,380
9,000	Sanofi-Aventis—ADR^			269,190

				369,570

	Real Estate Investment Trusts (REITs)	12.6%
34,000	Annaly Capital Management Inc.			576,640
90,000	Anworth Mortgage Asset Corporation			610,200

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND
SCHEDULE OF INVESTMENTS
May 31, 2010

Shares or
Principal
Amount				Value

	COMMON STOCKS—(continued)		98.9%

	Real Estate Investment Trusts (REITs)—(continued)	12.6%
40,000	MFA Financial, Inc.			$293,200

				1,480,040

	Schools and Instruction	2.6%
3,300	New Oriental Education & Technology Group, Inc.—ADR*^			302,511

	Software	1.3%
5,000	MSCI Inc.—Class A*			148,250

	Specialty Retail	4.6%
7,000	The Home Depot, Inc.			237,020
6,000	Wal-Mart Stores, Inc.			303,360

				540,380

	Textiles, Apparel & Luxury Goods	2.6%
4,200	Nike, Inc.—Class B			303,996

	TOTAL COMMON STOCKS (Cost $11,529,975)			11,626,499

	SHORT TERM INVESTMENT		0.2%

	U.S. Treasury Bill	0.2%
$25,000	0.03%, 06/03/2010			25,000

	TOTAL SHORT TERM INVESTMENT (Cost $25,000)			25,000

	TOTAL INVESTMENTS (Cost $11,554,975)		99.1%	11,651,499
	OTHER ASSETS IN EXCESS OF LIABILITIES		0.9%	111,914

	TOTAL NET ASSETS		100.0%	$11,762,693

*	Non Income Producing.
^	Foreign Security.
ADR	American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2010

Assets:
Investments, at value (cost $11,554,975)	$11,651,499
Cash	96,029
Receivable from capital shares sold	105
Dividend receivable	29,277
Receivable from Adviser	74,740
Other assets	22,572

Total Assets	11,874,222

Liabilities:
Payable for distribution expenses (see Note 6)	9,659
Payable for capital shares repurchased	3,500
Accrued printing and mailing fees	10,207
Accrued transfer agent fees	27,842
Accrued expenses and other liabilities	60,321

Total Liabilities	111,529

Net Assets	$11,762,693

Net Assets Consist Of:
Capital Stock	$13,219,263
Accumulated net realized loss on investments	(1,553,094)
Net unrealized appreciation on investments	96,524

Total Net Assets	$11,762,693

Shares outstanding (4 billion shares of $0.001 par value authorized)	1,537,985

Net asset value, redemption price and offering price per share	$7.65

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2010

Investment Income
Dividend income	$352,817
Interest income	1,569

Total Investment Income	354,386

Expenses
Investment advisory fee	61,368
Distribution expenses (See Note 6)	63,850
Administration fee	43,231
Fund accounting fees	66,232
Transfer agent fees	75,031
Custody fees	5,560
Federal and state registration	50,858
Insurance expense	1,648
Audit fees	27,190
Legal fees	77,972
Reports to shareholders	7,447
Directors’ fees and expenses	6,954
Other	14,524

Total Expenses	501,865
Expense Waiver (See Note 5)	(175,159)

Net expenses	326,706

Net Investment Income	27,680

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(518,138)
Change in net unrealized appreciation/depreciation on investments	2,581,798

Net realized and unrealized gain on investments	2,063,660

Net Increase in Net Assets Resulting from Operations	$2,091,340

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	May 31, 2010	May 31, 2009

Operations:
Net investment income	$27,680	$29,081
Net realized loss on investments	(518,138)	(867,410)
Net realized gain on options	—	51,095
Change in net unrealized appreciation/depreciation on investments	2,581,798	(6,038,905)

Net increase (decrease) in net assets resulting from operations	2,091,340	(6,826,139)

Distributions to Shareholders
From net investment income	—	(49,788)
From capital gains	(18,597)	(1,141,787)
From return of capital	(20,060)	—

Total Distributions to shareholders	(38,657)	(1,191,575)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	1,402,974	822,733
Proceeds from reinvestment of distribution	37,169	1,120,835
Cost of shares redeemed	(3,563,889)	(5,012,390)
Redemption fees	39	—

Net decrease in net assets resulting from capital share transactions	(2,123,707)	(3,068,822)

Net Decrease in Net Assets	(71,024)	(11,086,536)
Net Assets:
Beginning of period	11,833,717	22,920,253

End of period	$11,762,693	$11,833,717

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND
FINANCIAL HIGHLIGHTS

	May 31,
	2010(a)	2009	2008	2007	2006

Net asset value, beginning of period	$6.48	$10.34	$13.28	$12.16	$12.72

Income (loss) from investment operations:
Net investment (loss) income	0.00	(0.02)	(0.11)	(0.10)	0.00 (c)
Net realized and unrealized gain (loss) on securities	1.18	(3.23)	(1.13)	2.29	0.22

Total from investment operations	1.18	(3.25)	(1.24)	2.19	0.22

Less distributions:
Dividends (from net investment income)	—	—	—	—	(0.06)
Distributions (from capital gains)	(0.01)	(0.61)	(1.70)	(1.07)	(0.72)

Total distributions	(0.01)	(0.61)	(1.70)	(1.07)	(0.78)

Net asset value, end of period	$7.65	$6.48	$10.34	$13.28	$12.16

Total return	18.24%	(31.46)%	(9.77)%	18.59%	1.66%
Net assets, end of period (in thousands)	$11,763	$4,315	$8,539	$12,154	$12,842
Ratios of:
Gross operating expenses (prior to waiver or reimbursements) to average net assets(b)	4.24%	3.44%	2.72%	2.48%	2.28%
Net operating expenses (after waiver or reimbursements) to average net assets(b)	3.14%	2.75%	2.71%	2.48%	2.28%
Net investment income (loss) (prior to waiver or reimbursements) to average net assets	(0.80)%	(0.86)%	(0.90)%	(0.76)%	0.07%
Net investment income (loss) (after waiver or reimbursements) to average net assets	0.30%	(0.17)%	(0.89)%	(0.76)%	0.07%
Portfolio turnover rate	60.69%	37.12%	30.89%	10.72%	19.03%

(a)	The financial highlights set forth herein include the historical financial highlights of the Wisdom Fund. The Wisdom Fund was reorganized into Jacob Wisdom Fund on February 18, 2010. On December 1, 2009, the Adviser changed from Atlanta Investment Counsel, LLC to Jacob Asset Management of New York LLC. See Note 7. Information prior to February 18, 2010 reflects the performance of the Wisdom Fund’s Class B shares. The return of capital listed in Note 4 was paid out of the Wisdom Fund’s Institutional Class and Investor Class.

(b)	Effective February 18, 2010 (date of reorganization) and for a period of two years following the reorganization, the Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.50% of the average daily net assets, to the extent that the Fund’s operating expenses exceed 1.95% of average daily net assets. Prior to November 30, 2009, the previous Adviser agreed to waive operating expenses over 1.75% of the Fund’s average daily net assets, exclusive of interest, taxes, brokerage fees and 12b-1 fees.

(c)	No effect to net investment income due to reimbursement of $10,752 by the previous adviser for certain trade errors.

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND
NOTES TO THE FINANCIAL STATEMENTS
May 31, 2010

NOTE 1—DESCRIPTION OF FUND

Jacob Funds Inc. (the “Corporation”) was organized as a Maryland corporation on July 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series. The Corporation currently consists of three “diversified” series, the Jacob Internet Fund (the “Internet Fund”), the Jacob Small Cap Growth Fund (the “Small Cap Growth Fund”) and the Jacob Wisdom Fund (the “Fund”) and the authorized capital stock of the Corporation consists of twenty billion shares of stock, which four billion is allocated to the Fund, having a par value of one-tenth of one cent ($0.001) per share. The primary investment objective of the Fund is to maximize total investment return consisting of a combination of income and capital appreciation. The Wisdom Fund was reorganized into the Jacob Wisdom Fund on February 18, 2010 (the “Reorganization”). See Note 7. The investment objective of the Wisdom Fund was to seek maximum total returns consisting of any combination of capital appreciation, realized and unrealized gains, and income under the constantly varying market conditions.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Investment Valuation—Investment securities traded on a national securities exchange are valued at market value determined by their last sales price in the principal market in which these securities are normally traded (except those traded on the NASDAQ National Market and Capital Market exchanges which are valued at the NASDAQ Official Closing Price (“NOCP”)), unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing bid and ask prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing bid and ask prices is used. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies. Foreign equity securities are valued at the last sale price at the close of the exchange on which the security is principally traded. Debt securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. If amortized cost does not approximate fair value, short-term securities are reported at fair value. Where market quotations are not readily available, are unreliable or when values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, securities are valued at fair value using procedures which have been designed to determine a security’s fair value approved by the Board of Directors.

The Fund adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards

JACOB WISDOM FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2010

define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Summary of Fair Value Exposure

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Corporation has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, represent the Corporation’s own estimate of the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2010:

	Level 1	Level 2	Level 3	Total

Total Common Stock^	$11,626,499	$—	$—	$11,626,499

Short Term Investment	25,000	—	—	25,000

Total Investments in Securities	$11,651,499	$—	$—	$11,651,499

^	Refer to the Schedule of Investments for further detail of industry classification.

In March 2008, accounting standards regarding disclosures about derivative instruments and hedging activity standards were issued and effective for fiscal years beginning after November 15, 2008. These standards were intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial

JACOB WISDOM FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2010

position. These standards do not have any impact on the Fund’s financial statement disclosures because the Fund has not maintained any positions in derivative instruments or engaged in hedging activities.

In May 2009, the FASB issued new subsequent event standards. The Fund adopted these standards which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

In June 2009, the accounting standards codification and the hierarchy of generally accepted accounting principles standards were issued and are effective for interim and annual reporting periods ending after September 15, 2009. These standards are intended to establish the FASB Codification as the source of authoritative accounting principles recognized by the FASB to be applied to nongovernmental entities in preparation of financial statements in conformity with GAAP.

(b) Income Recognition—Interest income is accrued as earned. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes. Dividend income is recorded on the ex-dividend date.

(c) Securities Transactions—Security transactions are accounted for on trade date. Realized gains and losses on securities sold are determined using specific identification.

(d) Foreign Currency Transactions—The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(e) Distributions to Shareholders—The Fund records distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and distributed at least annually. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the differences arise. The reclassifications have no effect on net assets or net asset value per share.

JACOB WISDOM FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2010

(f) Federal Income Taxes—The Fund complies with provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Funds’ taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

The Fund has adopted accounting standards regarding recognition and measurement of tax positions taken on a tax return. No material uncertain tax positions existed as of May 31, 2010. As a result, the Fund has not recorded any liabilities for uncertain tax positions as of May 31, 2010. The standards require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Fund only relate to federal tax years. As of May 31, 2010, open federal tax years include the tax year ended May 31, 2007 through May 31, 2010. If applicable, the Fund would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

(g) Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3—CAPITAL SHARE TRANSACTIONS

At May 31, 2010, there were four billion shares, $0.001 par value, authorized. Transactions in shares of the Fund were as follows:

	Year Ended
	May 31, 2010
	Shares	Amount

Sales	174,779	$1,402,974
Net shares issued as part of Reorganization	62,778	—
Reinvestments	4,561	37,169
Redemptions	(466,437)	(3,563,889)
Redemption Fees	—	39

Net Decrease	(224,319)	$(2,123,707)

Shares Outstanding:
Beginning of period*	1,762,304

End of period	1,537,985

JACOB WISDOM FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2010

	Year Ended**
	May 31, 2009
	Shares	Amount

Sales	102,405	$822,733
Reinvestments	165,507	1,120,835
Redemptions	(658,144)	(5,012,390)

Net Decrease	(390,232)	$(3,068,822)

Shares Outstanding:
Beginning of period	2,152,536

End of period	1,762,304

*	The shares are a combination of Institutional Class, Investor Class, Class B and Class C Shares from the Fund’s predecessor Fund. See Note 7 for further detail.
**	The shares and amounts are a combination of Institutional Class, Investor Class, Class B and Class C Shares from the Fund’s predecessor Fund. See Note 7 for further detail.

From time to time, the Fund may have a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of May 31, 2010, two shareholders own greater than 10% of the Fund’s outstanding shares.

NOTE 4—INVESTMENT TRANSACTIONS

During the year ended May 31, 2010, purchases and sales of investment securities (excluding short-term investments) were $7,102,357 and $8,385,800, respectively.

The Fund did not purchase long-term U.S. Government securities as a part of its investment strategy during the year ended May 31, 2010.

At May 31, 2010, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of Investments	$11,554,975

Gross unrealized appreciation	950,519
Gross unrealized depreciation	(853,995)

Net unrealized appreciation	$96,524

Undistributed ordinary income	—
Undistributed long-term capital gain	—

Total distributable earnings	$—

Other accumulated losses	$(1,553,094)

Total accumulated losses	$(1,456,570)

JACOB WISDOM FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2010

At May 31, 2010, the Fund had an accumulated net realized capital loss carryover of $1,304,999, which expires in 2018. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. At May 31, 2010, the Fund had net realized losses from transactions between November 1, 2009 and May 31, 2010 of $248,095, which was deferred for tax purposes and were recognized on June 1, 2010.

The Fund paid $20,060 as a return of capital and $18,597 out of capital gains during the year ended May 31, 2010.

The Wisdom Fund paid $49,788 out of ordinary income and $1,141,787 out of capital gains during the year ended May 31, 2009.

Reclassification Adjustments:  Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for the Fund.

Differences primarily relate to the tax treatment of net operating losses, expiring capital losses, and foreign currency gains and losses. To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at May 31, 2010 reclassifications were recorded as follows:

Decrease Capital Stock in the amount of $126,061, decrease to Undistributed Net Investment Income in the amount of $7,620 and increase to Accumulated Net Realized Loss on investments in the amount of $133,681.

NOTE 5—INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Corporation has an Investment Advisory Agreement (the “Advisory Agreement”) with Jacob Asset Management of New York LLC (the “Adviser”), with whom certain officers and Directors of the Board are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Advisory Agreement, the Corporation, on behalf of the Fund, compensates the Adviser for its management services based on an annual rate of 0.50% of the Fund’s average daily net assets. The Adviser took over as the Wisdom Fund’s adviser on December 1, 2009.

Effective February 18, 2010 (date of reorganization of the Jacob Wisdom Fund), the Adviser has contractually agreed for a period of two years to waive its advisory fees in an amount up to an annual rate of 0.50% of the Fund’s average daily net assets, to the extent that the Fund’s total annual operating expenses exceed 1.95% of average daily net assets. The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund’s expenses to exceed 1.95%. For the period from February 18, 2010 through May 31, 2010, fees of $17,306 were waived by the Adviser which may be recouped no later than May 31, 2013.

The Wisdom Fund was the predecessor fund of the Fund. All performance and operations reported for the periods prior to February 18, 2010 represent the activity of the Wisdom Fund.

JACOB WISDOM FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2010

Atlanta Investment Counsel, LLC (“AIC”) was the adviser of the Wisdom Fund (prior to December 1, 2009). Under terms of the former advisory agreement, the adviser received a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. AIC agreed to voluntarily waive all or a portion of its advisory fee and to reimburse fees and expenses to the extent the Wisdom Fund’s total annual operating expenses exceeded 1.75% of the average daily net assets, exclusive of interest, taxes, brokerage fees and 12b-1 fees. AIC waived $30,638 of its fees and reimbursed $39,050 of additional expenses for the period from June 1, 2009 through November 30, 2009. The Adviser waived $13,436 of its fees and AIC reimbursed $74,729 of additional expenses for the period from December 1, 2009 through February 17, 2010. These fees are not subject to recoupment.

U.S. Bancorp Fund Services, LLC serves as administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund. Prior to February 18, 2010, Nottingham Company served as administrator and accounting services agent for the Wisdom Fund. Union Bank served as the custodian to the Wisdom Fund.

Nottingham Shareholder Services served as the predecessor fund’s transfer agent and Fund’s interim transfer agent. U.S. Bancorp Fund Services, LLC began serving as transfer agent for the Fund starting on July 19, 2010.

NOTE 6—DISTRIBUTION AND SERVICE PLAN

The Corporation, on behalf of the Fund, has adopted a distribution and service plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, the Fund makes payments to the distributor, the Adviser, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.35% of the average daily net assets on an annual basis. The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Fund incurred $63,850 in expenses pursuant to the 12b-1 Plan for the year ended May 31, 2010. At May 31, 2010, $9,659 of the Shareholder Servicing Fee was available for eligible 12b-1 expenses for the Fund and includes amounts accrued by its predecessor Fund.

Prior to February 18, 2010, the Trustees of the Wisdom Fund, including a majority of the Trustees who were not “interested persons” of the Trust as defined in the 1940 Act, adopted distribution and service plans (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act applicable to the Investor Class Shares, Class B Shares and Class C Shares. The Plans provided that the Wisdom Fund may incur certain costs, which may not exceed 0.25% per annum of the average daily net assets of the Investor Class Shares or 1.00% per annum of the average daily net assets of the Class B or Class C Shares for each year elapsed subsequent to adoption of the Plans, for payment to the distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares, Class B Shares and Class C Shares in the Fund or support servicing of those classes’ shareholder accounts. The Wisdom Fund incurred $4,342, $29,999, and $17,395 in distribution and service fees under the Plans with respect to Investor Class Shares, Class B Shares, and Class C Shares, respectively, for the period June 1, 2009 through February 17, 2010.

JACOB WISDOM FUND
NOTES TO THE FINANCIAL STATEMENTS (Continued)
May 31, 2010

NOTE 7—	FUND REORGANIZATION

On February 12, 2010 the shareholders of the Wisdom Fund (“Acquired Fund”) approved an Agreement and Plan of Reorganization (“Reorganization Plan”), which qualified as a tax-free exchange for federal income tax purposes, providing for the transfer of assets and the assumption of liabilities of the Acquired Fund to the Jacob Wisdom Fund (“Acquiring Fund”), a newly created series of the Corporation. The Reorganization Plan provided for the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund in exchange solely for the assumption of all of the liabilities of the Acquired Fund and the issuance of shares of the newly created Acquiring Fund distributed pro rata by the Acquired Fund to its shareholders in complete liquidation and termination of the Acquired Fund. The Acquiring Fund adopted all of the history of the Acquired Fund. The Institutional Class, Investor Class, Class B and Class C Shares of the Acquired Fund were combined into a single class using the NAV of Class B and reorganized into shares of the Acquiring Fund. Pursuant to the Reorganization Plan, each shareholder of the Acquired Fund received shares of the Acquiring Fund equal in value to the shares the shareholder had immediately prior to the Reorganization. On February 18, 2010, the Reorganization was completed and the Acquired Fund had $464,618 of unrealized appreciation on that date. The following table illustrates the specifics of the Reorganization:

	Shares Issued to
Acquired Fund	Shareholders of	Acquiring Fund	Combined	Tax Status
Net Assets	Acquired Fund	Net Assets	Net Assets	of Transfer

$12,012,433	1,547,994	$—	$12,012,433	Non-taxable

NOTE 8—SUBSEQUENT EVENTS

In connection with the preparation of the Fund’s financial statements, management has evaluated subsequent events after May 31, 2010. Effective upon completion of the audit, with the approval of the Audit Committee of the Corporation, Deloitte & Touche LLP is dismissed as the independent registered public accounting firm for the Corporation. At a meeting held on July 23, 2010, based on Audit Committee recommendations and approvals, the full Board of Directors of the Corporation approved the appointment of Briggs, Bunting & Dougherty, LLP as the Corporation’s registered public accounting firm for the fiscal period ending August 31, 2010. There have been no other significant subsequent events since May 31, 2010 that would require adjustment to or additional disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Jacob Wisdom Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jacob Wisdom Fund (the “Fund”) (formerly named The Wisdom Fund), one of the portfolios constituting Jacob Funds, Inc. (the “Trust”) as of May 31, 2010, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2009 and the financial highlights for the periods ended prior to June 1, 2009 were audited by other auditors, whose report, dated July 24, 2009, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2010 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for year then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
July 30, 2010

JACOB WISDOM FUND
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited)

For the Six Months Ended May 31, 2010

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The Fund does not currently charge sales charges (loads) or exchange fees. The Fund assesses a redemption fee of 2% on shares sold within 90 days following their purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders. The Fund charges management fees and distribution and/or service (12b-1) fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/09–5/31/10).

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, the Fund charges a redemption fee of 2% on shares sold within 90 days following the purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. The Example does not reflect transactional costs, such as redemption fees. You may use the information in the first line below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the

JACOB WISDOM FUND
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

relative total costs of owning different funds. In addition, if the transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 12/1/09	Value 5/31/10	12/1/09–5/31/10*

Actual	$1,000.00	$993.70	$14.66
Hypothetical (5% annual return before expenses)	$1,000.00	$997.72	$14.69

*	Expenses are equal to the Fund’s annualized expense ratio of 2.95% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

JACOB WISDOM FUND
ADDITIONAL INFORMATION (Unaudited)

Information about Directors

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors of the Corporation is set forth below. The Statement of Additional Information includes additional information about the Corporation’s Directors and Officers and is available, without charge, upon request by calling toll-free 1-888-Jacob-fx (1-888-522-6239).

				Number of
		Term of		Portfolios
		Office &		in Fund	Other
	Position(s)	Length of		Complex	Directorships
	Held within	Time	Principal Occupation During	Overseen	Held By
Name, Address and Age	the Corporation	Served(1)	Past Five Years	by Director	Director

Independent Directors:
William B. Fell 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 40	Director	Since 1999	Controller, ABB Inc., Instrumentation Division, since September 2009; General Accounting Manager, ABB Inc., Instrumentation Division, February 2004–September 2009.	3	None

Christopher V. Hajinian 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 40	Director	Since 1999	Property Management, since 2008; Attorney, Neil A. Morris Associates, P.C., 2006–2007; Attorney, Christopher V. Hajinian, P.C., 2004–2005.	3	None

Jeffrey I. Schwarzschild 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 39	Director	Since 1999	Deputy Attorney General, The State of California, since October 2006; Associate attorney, Law Office of Mark E. Merin, April 2003–September 2006; Associate attorney, Goldstein, Gellman, Melbostad, Gibson & Harris, LLP, June 2001–March 2003.	3	None
Interested Directors:
Ryan I. Jacob(2) 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 40	Director, President, Chairman of the Board and Chief Executive Officer	Since 1999	Chairman and Chief Executive Officer of the Adviser since 1999; Chief Portfolio Manager of The Internet Fund, Inc. from December 1997–June 1999; Analyst for Horizon Asset Management, 1994–August 1998.	3	None

(continued on next page)

JACOB WISDOM FUND
ADDITIONAL INFORMATION (Unaudited) (Continued)

(continued from previous page)

Term of
Office &
	Position(s)	Length of
	Held within	Time	Principal Occupation During
Name, Address and Age	the Corporation	Served(1)	Past Five Years

Officers:
Francis J. Alexander(3) 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 65	Vice President, Secretary and Treasurer	Since 1999	Member of the Adviser and portfolio manager of the Internet Fund since inception in 1999, Director of the Internet Fund, 1999–October 2003; President, Alexander Capital Management, Inc., March 1985–present; Managing Member, ACMG, LLC (registered investment adviser), October 1999 to December 2003; Director and portfolio manager, 1998–March 2002, chairman of investment committee, March 1999–March 2002, Lepereq, de Neuflize & Co. Inc. (financial services company in investment advisory and broker/dealer business).

Shane Morris(3) 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 32	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	2004-2007 and since July 2008	Operations Manager for the Adviser since July 2008; Writer, Walt Disney Animation Studios, October 2007-July 2008; Operations Manager for the Adviser, February 2002-October 2007.

(1)	Each Director holds office during the lifetime of the Fund, until his termination, or until the election and qualification of his successor.

(2)	Ryan I. Jacob is deemed to be an “interested person” of the Fund (as defined in the 1940 Act) because of his affiliation with the Adviser.

(3)	Francis J. Alexander and Shane Morris are related to each other as stepfather and stepson, respectively.

JACOB WISDOM FUND
ADDITIONAL INFORMATION

Approval of the Investment Advisory Agreement

The Board of Directors, including all of the independent Directors, considered and approved the new Advisory Agreement with Jacob Wisdom Fund (the “Fund”) on October 16, 2009. In reaching this decision, the Board took into account a combination of factors, including the nature, extent and quality of the services to be provided by the Adviser; the Adviser’s historical performance in its role as investment adviser for the Internet Fund and separate accounts with similar investments to those of the Fund; the Fund’s proposed fees and expenses; the costs of the services to be provided and the profits, if any, to be realized by the Adviser and the extent to which economies of scale would be realized as the Fund grows. The Board discussed and considered the nature, extent and quality of the investment advisory and other services that the Adviser would provide to the Fund.

The Adviser committed to entering into a two year Fee Waiver Agreement with the Fund. The Adviser committed to waive up to 100% of its advisory fee to the extent that the Fund’s annualized net expense ratio exceeded 1.95%. The Board discussed the potential ability for the Adviser to recoup fees waived in later years.

The Board reviewed the proposed advisory fees and overall expenses of the Fund and compared the fees and expenses to those of other mutual funds within the Lipper Multi-Cap Core Funds category. The independent Directors acknowledged that the proposed advisory fee was at the Fund’s peer group average and that the overall expenses were higher than the peer group averages after the fee waiver due to the smaller size of the Fund. The Adviser stated that given the small initial asset size of the Fund, it did not expect to experience economies of scale, but the proposed fund acquisitions would result in more assets for the Fund family which could result in cost savings with respect to certain of the Fund’s fixed and variable costs in the future.

In considering the various factors, the Board’s fiduciary duties to the Fund’s shareholders and the body of law governing the approval of investment advisory agreements, the independent Directors received assistance and advice from independent counsel. Based upon its review of such material and information together with such other information as it deemed relevant, the Board, including a majority of the independent Directors, concluded that the Adviser had demonstrated the capability and resources to perform the duties required under the Advisory Agreement, the compensation proposed to be payable to the Adviser was fair and reasonable, and approval of the Advisory Agreement was appropriate and in the best interest of Fund shareholders.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge by calling toll-free 1-888-Jacob-fx (522-6239) or on the SEC website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-888-Jacob-fx (522-6239) or on the SEC website at http://www.sec.gov.

Investment Advisor
Jacob Asset Management of New York LLC

Administrator and Dividend Agent
U.S. Bancorp Fund Services, LLC

Transfer Agent
U.S. Bancorp Fund Services, LLC

Underwriter and Distributor
Quasar Distributors, LLC

Custodian
U.S. Bank, N.A.

Legal Counsel
Stradley Ronon Stevens & Young, LLP

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP

This report has been prepared for the information of shareholders of the Jacob Wisdom Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Fund’s objectives, policies, management, records and other information.

Jacob Asset Management of New York LLC
1-888-Jacob-fx (522-6239)
www.Jacobmutualfunds.com

Jacob Funds Inc.

Annual Report
May 31, 2010

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant has posted its code of ethics on its Internet website: www.jacobmutualfunds.com
Item 3. Audit Committee Financial Expert.
The Registrant’s board of directors has determined that William B. Fell possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated William B. Fell as the “audit committee financial expert.” Mr. Fell is independent under the standards set forth in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The Registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant, Deloitte & Touche LLP and Briggs, Bunting & Dougherty LLP, respectively.

	FYE 5/31/2010	FYE 5/31/2009
Audit Fees	$22,392	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$4,150	$2,000
All Other Fees	$0	$0
The Registrant’s audit committee has adopted an Audit Committee Charter that provides that the audit committee shall pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

1

The percentage of fees billed by Deloitte & Touche LLP and Briggs, Bunting & Dougherty LLP, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2010	FYE 5/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant Deloitte & Touche LLP and Briggs, Bunting & Dougherty LLP, for services to the Registrant and to the Registrant’s investment adviser (and any other entity controlling, controlled by or under common control with the investment adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 5/31/2010	FYE 5/31/2009
Registrant	$4,150	$2,000
Registrant’s Investment Adviser	$0	$0
Item 5. Audit Committee of Listed Registrants.
Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Investments.
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.

2

Item 11. Controls and Procedures.
(a)	The Registrant’s principal executive officer/President and principal financial officer/Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. The Registrant has posted its Code of Ethics on its website at www.jacobmutualfunds.com.
(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

3

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Jacob Funds Inc.

By (Signature and Title)	/s/ Ryan Jacob

Ryan Jacob, President

Date	8/4/2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Ryan Jacob

Ryan Jacob, President

Date	8/4/2010

By (Signature and Title)		/s/ Francis Alexander

Francis Alexander, Treasurer

Date	8/5/2010

4